Page 2 of 23 LiveWell Variable Annuity Initial Summary Prospectus May 1, 2023 An Individual Flexible Premium Deferred Variable Annuity issued by: Midland National Life Insurance Company through the Midland National Life Separate Account C This summary prospectus summarizes key features of the LiveWell Variable Annuity Contract (the “Contract”). In this prospectus “we,” “our,” “us,” “Midland National,” and “Company” mean Midland National Life Insurance Company, “you” and “your” mean the owner of the Contract. We refer to the person who is covered by the Contract as the “annuitant,” because the annuitant and the owner might not be the same. Before you invest, you should review the prospectus for the Contract, which contains more information about the features, benefits and risks. You can find this document and other important information about the Contract online at www.SRSLiveWell.com. You can also obtain this information at no cost by calling (866) 747-3421, or by sending an email request to SecuritiesPi@sfgmembers.com. You may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review the prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting the Customer Service Center at the toll-free number referenced immediately above. Your election to receive reports in paper will apply to all portfolios available under your Contract. Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Page 3 of 23 Table of Contents Definitions 4 Important Information You Should Consider About the Contract 6 Annual Expenses 6 Overview of the Contract 8 Benefits Available Under the Contract 9 Buying the Contract 10 Making Withdrawals: Accessing the Money in Your Contract 11 Additional Information About Fees 12 Transaction Expenses 12 Annual Contract Expenses 13 Annual Fund Expenses 13 Examples 14 Appendix – Portfolio Companies Available Under the Contract 15

Page 4 of 23 Definitions For your convenience, below is a glossary of the special terms we use in this summary prospectus. These terms are generally in bold face type throughout the document. Accumulation Value means the sum of the amounts you have in the investment option(s) of our separate account under your in force Contract. This may also be referred to as account value. Annuitant means the person whose life is used to determine the amount and duration of any annuity payments involving life contingencies. The annuitant may not be changed during the annuitant’s lifetime. Annuitization means an election of an annuity payment option. Annuitize means an election to receive regular income payments from your Contract under one of the annuity payment options. An election to annuitize your Contract may be irrevocable. If you elect to annuitize your Contract, you will no longer be able to exercise any liquidity (e.g., withdrawal or surrender) provision that may have previously been available. Beneficiary means the person or persons to whom the Contract’s death benefit will be paid in the event of the death of the owner. Business Day means any day the New York Stock Exchange is open for regular trading. Our business day ends when the New York Stock Exchange closes for regular trading, generally 3:00 p.m. Central Time. Company (or we/us) means Midland National Life Insurance Company. Contract Anniversary means the same date in each Contract year as the issue date. Contract Quarter means a three-month period that starts on the same date as the issue date in each three- month period. For this purpose, if the issue date is not a calendar date in every month, then we look forward to the first day of the next calendar month. For example, assume a Contract is issued on January 31st; Contract quarters will begin on the first day of each quarter (May 1, July 31, and October 31). Contract Year means a year that starts on the issue date or on each Contract anniversary thereafter. Customer Service Center means where you must send correspondence, service or transaction requests, and inquiries to P.O. Box 9261, Des Moines, Iowa, 50306-9261 or via fax (866) 511-7038. The toll free telephone number is (866) 747-3421. Please note: Premium payments must be sent to P.O. Box 9261, Des Moines, Iowa, 50306-9261. The overnight mailing address is Midland National, 8300 Mills Civic Parkway, West Des Moines, Iowa 50266-3833. This should only be used for mail delivered via a courier. Death Benefit means the amount that we will pay to the beneficiary in the event of the death of the owner if the Contract is still in force. The amount of the death benefit will be determined as of the business day that our Customer Service Center receives the required documentation in good order. Good Order means all of the information necessary to process a transaction, as we determine in our discretion. Transaction requests will generally be processed on the business day they are received at the Customer Service Center as long as the request is in good order. Investment Option means an option or division of our separate account which invests exclusively in one share class of one investment portfolio of a Trust or Fund (collectively “Portfolio”).

Page 5 of 23 Issue Age means the age of the owner on the last birthday before the issue date. In the case of Joint owners, Issue Age is based on the age of the oldest of the Joint Owners. For non-natural owners, Issue Age is based on the age of the Annuitant. Issue Date means the date the Contract goes into effect and from which Contract anniversaries, Contract months, Contract quarters, and Contract years are determined. Maturity Date means the date, specified in your Contract, on which income payments will begin. The earliest possible maturity date is the first Contract anniversary at which time you may annuitize your full accumulation value. The maximum maturity date is the Contract anniversary immediately following the annuitant’s 115th birthday. Net Premium means (1) if you do not elect an Optional Value Endorsement, total premiums received less any reductions for partial withdrawals on a pro-rata basis; and (2) if you do elect an Optional Value Endorsement, this means total premiums received less any reductions for partial withdrawals and less applicable surrender charges on a pro-rata basis. Owner means the person(s) or entity that is named in the application or on the latest change filed with us who is entitled to exercise all rights and privileges provided in the Contract. Principal Office means Midland National Life Insurance Company’s principal place of business located at 8300 Mills Civic Parkway, West Des Moines, IA 50266. Please note: You must send all correspondence, service or transaction requests, inquiries, and premium payments to our Customer Service Center. Remaining Premium means if you elect the Optional Value Endorsement, the premium payments made less the partial withdrawals taken and less any surrender charges on a dollar for dollar basis. Separate Account means the Midland National Life Separate Account C which receives and invests your premiums under the Contract. Our separate account is divided into subaccounts. Surrender Value means (1) if you do not elect an Optional Value Endorsement, the separate account accumulation value on the date of surrender less the quarterly Contract maintenance fee and any state premium tax, if applicable; and (2) if you do elect an Optional Value Endorsement, this means the separate account accumulation value on the date of surrender less any applicable surrender charge, quarterly Contract maintenance fee and any state premium tax, if applicable. This may also be referred to as cash surrender value.

Important information you should consider about the contract

Fees and expenses		Location in the Prospectus
Charges for Early Withdrawals	**Owners** who have a Contract without an Optional Value Endorsement can make withdrawals without being assessed a surrender charge. If you elect an optional value endorsement and make an early withdrawal within the first **Contract Year**, you could pay a surrender charge of up to $8,000 on a $100,000 investment.	Charges, Fees and Deductions – Optional Value Endorsement- Surrender Charges
Transaction Charges	You may also be charged for other transactions, such as fund transfers when transferring between **investment options** more than 15 times a year, or if you request expedited delivery or wire transfer of funds.	Charges, Fees and Deductions – Transfer Charge
Ongoing Fees and Expense *(annual charges)*	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.	Summary – Fee Table – **Annual Expenses**

Annual Fund Expenses

Annual Fee	Min	Max
Base Contract Expenses[1, 2, 3]	0.94%	1.14%
Investment options (Portfolio fees and expenses)[4]	0.48%	2.02%
Optional benefits available for an additional charge	0.25%	0.55%

[1] As a percentage of accumulated value in each **investment option**.
[2] Includes mortality and expense risk charge, asset based administration charge, and contract maintenance fee.
[3] Expenses could be lower if contract is over $50,000.
[4] As a percentage of average daily net assets of the **investment option** before any applicable waivers.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay *each year*, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, **which could add Surrender Charges that substantially increase costs**.

Additional Information about LiveWell Variable Annuity – Suitability of the Contract

Lowest annual cost: $1,262	Highest annual cost: $3,048
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive combination of Contract charges (i.e. selection of the 7 year optional value endorsement) and portfolio fees and expenses • No optional **death benefits** • No additional purchase payments, transfers or withdrawals • No sales charges	Assumes: • Investment of $100,000 • 5% annual appreciation • Most expensive combination of the Contract (i.e. no optional value endorsement) charges, additional benefits, and portfolio fees and expenses • No additional purchase payments, transfers or withdrawals • No sales charges

Summary – Fee Table – Example

Risks		Location in the Prospectus
Risk of Loss	You can lose money by investing in this Contract.	Summary – Principal Risks of Investing in the Contract

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Page 7 of 23 Not a Short-Term Investment The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to aid in long-term financial planning and provides for accumulation of capital on a tax-deferred basis for retirement or other savings needs. A surrender charge may apply for up to seven years from the last premium payment if an Optional Value Endorsement is elected, which would reduce the amount received. Summary – Principal Risks of Investing in the Contract Risks Associated with Investment Options An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose. Each investment option has its own unique risks. You should review the investment options before making an investment decision. Summary – Principal Risks of Investing in the Contract Insurance Company Risks Investing in the Contract is subject to the risks related to the Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of the Company, and our long term ability to make such payments, and are not guaranteed by any other party. There is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product. More information about the Company, including financial strength ratings, is available upon request by calling (866) 747-3421. Additional Information – Midland National Life Insurance Company Restrictions Location in the Prospectus Investments • We do not currently charge a fee for transfers among Investment Options but reserve the right to impose a transfer fee of $15. • We reserve the right to add, remove or substitute Investment Options. • The Company also has policies and procedures that attempt to detect and deter frequent transfers. Detailed Information About the Contract – Your Accumulation Value – Transfers of Accumulation Value; Transfer Limitations Optional Benefits • Certain optional benefits may limit withdrawals or other rights under the Contract. Under certain benefits, a withdrawal could reduce the value of a benefit by more than the dollar amount of the withdrawal. • Not all optional benefits are available through all broker-dealers and may vary by state or date of purchase. • We may modify or discontinue offering an optional benefit at any time. • Selection of certain benefits (i.e. optional value endorsements) may subject you to a surrender charge. Summary – Features of Livewell Variable Annuity – Death Benefit Summary – Fee Table – Transaction Expenses Taxes Location in the Prospectus Tax Implications • You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract. • There is no additional tax deferral benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA). • Earnings in the Contract are taxed at the ordinary income tax rates when you make the withdrawal, and a penalty may apply if you make the withdrawal before age 591/2. Federal Tax Status Conflicts of Interest Location in the Prospectus Investment Professional Compensation Financial professionals will receive compensation for selling the Contract. The financial professional will receive a base commission and may also receive trailing compensation based on the Contracts’ accumulation value. Financial professionals may have an incentive to offer or recommend the Contract over another investment. Additional Information – Distribution of the Contracts Exchanges Some financial professionals may have a financial incentive to offer you a new contract in place of the one they already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract. Detailed Information about the Contact – Tax-Free “Section 1035” Exchanges

Page 8 of 23 Overview of the contract What is the Contract, and what is it designed to do? The LiveWell Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement through the various investment options offered. The Contract also offers death benefits to help protect your designated beneficiaries. Through the annuitization feature, the Contract can supplement your retirement income by providing a stream of income payments. The Contract also offers certain optional living benefits. Lastly, annuities provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set time frame or for your lifetime. This Contract is intended for those who with a long investment time horizon. It may not be appropriate if you need to make early or frequent withdrawals, intend to engage in frequent trading in the investment options or plan to use this as a short-term investment. What are the phases of the Contract? The Contract has two phases, the accumulation phase and the income phase. During the accumulation phase, you may make one or more premium payments and can transfer the accumulation value between the various investment options which may be subject to some limitations. Additional information about the available investment options can be found in the “Appendix – Separate Account Investment Options” at the end of this document. The income phase begins when we begin making payments to you. If you elect to annuitize the Contract, all or part of your accumulation value is converted into guaranteed annuity payments. What are the Contract’s primary features? Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the accumulation value to a the investment options offered. Tax Treatment: The premium payments you put into the Contract have accumulate on a tax-deferred basis. This means earnings are not taxed until money is withdrawn from the Contract such as: (1) making a withdrawal from the Contract, (2) receiving systematic payments from the Contract or (3) at the time the death benefit is paid. Dollar Cost Averaging: You may choose to have automatic periodic transfers made monthly, quarterly, semi- annually or annually of a predetermined dollar amount from the source account (any investment option) into one or more of the other investment options offered under the Contract. The dollar cost averaging program allows such investments to be made in installments over time. Portfolio Rebalancing: This allows you to have us automatically reset the percentage of the accumulation value allocated to each investment option to a pre-set percentage level quarterly, semi-annually, or annually. This can help you select a specific asset allocation and maintain it over time. The portfolio rebalancing program is not available when there is an active DCA program on the Contract. Death Benefits: The Contract offers a basic death benefit for your beneficiaries, ensuring they receive the minimum of your accumulation value. There are also two optional death benefits you may elect, for an additional charge, that may increase the death benefit. Annuity Payment Options: You may elect to convert all or some of your accumulation value into guaranteed annuity payments from us. Annuitization terminates your death benefit. However, depending on the annuity payment option you select, such as period certain, annuity payments continue after death of the Owner.

Benefits available under the contract

The following table summarizes information about the benefits available under the contract.

Optional Death Benefits for Additional Fee

Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions or Limitations
Return of Premium Death Benefit	Pays the greater of the **accumulation value** or **net premium**.	0.25%	• Can only be elected at the time of application. • Maximum **owners issue age** for this benefit is age 90 if the Optional Value Endorsement is not elected and is age 85 if the Optional Value Endorsement is elected. • Withdrawals could significantly reduce the benefit. • For contracts issued prior to January 1, 2021, this is the standard **death benefit**.
Enhanced Death Benefit	Pays the greatest of the **accumulation value**, **net premium**, or the annual step-up value from the most recent prior **Contract anniversary**, adjusted for any additional premiums and partial withdrawals.*	0.55%	• Can only be elected at the time of application. • Maximum **owners issue age** for this benefit is age 80 • Withdrawals could significantly reduce the benefit.

* See "Appendix B – Enhanced Death Benefit Examples" of the statutory prospectus.

Optional Surrender Charge (Fee Reduction)

Name of Benefit	Purpose	Maximum Surrender Charge	Brief Description of Restrictions or Limitations
5-Year Optional Value Endorsement	In exchange for a fee reduction (-10% annual expenses), a 5-year surrender charge schedule will premium payments made to the contract.	7%**	A surrender charge will be deducted from any applicable partial withdrawal or surrender made within the first 5 years of each premium payment that exceeds the penalty free withdrawal amount. You may only add this optional benefit at the time of application.
6-Year Optional Value Endorsement	In exchange for a fee reduction (-0.15% annual expenses), a 6-year surrender charge schedule will apply to all premium payments made to the contract. The 6-Year Optional Value Endorsement is not offered on Contracts issued on or after May 1, 2020	7%**	A surrender charge will be deducted from any applicable partial withdrawal or surrender made within the first 6 years of each premium payment that exceeds the penalty free withdrawal amount. You may only add this optional benefit at the time of application.
7-Year Optional Value Endorsement	In exchange for a fee reduction (-0.20% annual expenses), a 7-year surrender charge schedule will apply to all premium payments made to the contract.	8%**	A surrender charge will be deducted from any applicable partial withdrawal or surrender made within the first 7 years of each premium payment that exceeds the penalty free withdrawal amount. You may only add this optional benefit at the time of application.

** As a percentage of Premium Withdrawn. See Additional Information About Fees – Transaction Expenses.

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Page 10 of 23 Other Benefits with No Additional Fee Name of Benefit Purpose Brief Description of Restrictions or Limitations Dollar Cost Averaging (DCA) Enables you to make monthly, quarterly, semi- annual or annual transfers of a predetermined dollar amount from the DCA source account (any investment option) into one or more of the investment options. • Accumulation value must be at least $10,000 to initiate the DCA program. • The minimum monthly amount to be transferred using DCA is $100. • Only one active DCA program is allowed at a time. • DCA and portfolio rebalancing are not available at the same time. Free Withdrawal Amount Even if you elect an Optional Value Endorsement you may withdraw up to 10% of your remaining premiums (premiums paid less partial withdrawals on a dollar for dollar basis) each Contract year without incurring a surrender charge. • If the free withdrawal amount is not withdrawn or if less than 10% is withdrawn, the amount not taken during the Contract year will not be carried over to subsequent years. Portfolio Rebalancing Allows you to have us automatically reset the percentage of accumulation value allocated to each investment option to a pre-set percentage level on a quarterly, semi-annual, or annual basis. • Portfolio Rebalancing program is not available when there is an active DCA program. • The accumulation value must be at least $10,000 to initiate a portfolio rebalancing program. Systematic Withdrawals Allows you to have a portion of the accumulation value withdrawn automatically. If you have elected the Optional Value Endorsement, then a surrender charge (in excess of the free withdrawal amount) will be assessed. The surrender charge is based on the withdrawal amount and the amount of time that has elapsed since each premium payment. Buying the contract How do I buy the Contract? In order to purchase a Contract, you must complete an application with your financial professional. The financial professional will then submit the application, with your initial premium payment or other required paperwork, to us. We reserve the right to reject any application or initial premium payment. What are the requirements to buy the Contract? You may allocate your premium payments to the investment options offered in connection with the Contract. Currently, we do not limit the maximum number of investment options. However, we reserve the right to limit the maximum number of investment options invested in at any one time. Qualified & Non-Qualified Contracts Minimum Initial Premium Payment $10,000 We may, at our discretion, waive the initial premium requirement. Minimum Subsequent Premium Payments $1,000 By current company practice, we will also accept additional payments via automatic bank draft in amounts of $100. Maximum Premium Payments $2,000,000 without prior approval. All annuities you maintain with Midland National not to exceed $5,000,000 without prior approval.

Page 11 of 23 When will my Premiums be credited to my Contract? We will issue your Contract after we receive your first Premium and all information that we require for the issuance of the Contract. If we do not receive all of the information required we will contact you or your representative for the necessary information. If we are unable to complete this within five business days, we will return your money. Subsequent Premium payments should be sent to one of the following addresses: Regular Mail P.O. Box 9261, West Des Moines, Iowa 50266 Express Mail 8300 Mills Civic Parkway, West Des Moines, Iowa 50266 Making withdrawals: Accessing the money in your contract What should I know about surrenders and partial withdrawals? If you request a surrender or withdrawal before annuity payments begin, we will pay all or part of the surrender value of the Contract (accumulation value less surrender charges, and taxes if applicable). Partial withdrawals must be for at least $1,000 or more (except for systematic withdrawals) and cannot reduce your accumulation value to less than $500. You may request partial withdrawals up to $25,000 via telephone, four times a calendar year per Contract, provided prior written authorization has been received by us. You will be required to verify personally identifiable information at the time you request a partial withdrawal. If there are joint owners, both owners must be on the telephone at the time of request. When will you process my request? Your request will be processed once we receive it in good order. If we receive your request before the close of business of the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s value. We will pay the proceeds from a surrender or partial withdrawal, in good order, within seven days after the surrender is made. Are there tax consequences if I take a surrender or partial withdrawal? A partial withdrawal or surrender may result in adverse tax consequences, which can including 10% federal tax penalty, if applicable. For all partial withdrawals and surrenders, you should consider the tax implications before you make a request. For more complete instructions pertaining to your individual circumstances, please contact our us at (866) 747-3421.

Additional information about fees

The following tables describe the fees and expenses for the Contract, that you will pay when purchasing, owning, making partial withdrawals and surrendering the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between **investment options**. State premium taxes are not currently deducted.

Transaction Expenses

Contract Owner Transaction Expenses *without* an Optional Value Endorsement	Maximum Charge
Sales Load Imposed on Premiums	None
Surrender Charge (as a percentage of premiums withdrawn)	None
State Premium Tax[1]	0% to 3.5%
Transfer Charge[2]	$15

Contract Owner Transaction Expenses *with* an Optional Value Endorsement	Maximum Charge
Sales Load Imposed on Premiums	None
Surrender Charge (as a percentage of premiums withdrawn)	8.0%[3]
State Premium Tax[1]	0% to 3.5%
Transfer Charge[2]	$15

[1] State premium tax is based on current resident state and varies by state. If applicable in your state, it is generally payable upon full surrender, death, maturity or **annuitization**.

[2] Currently the charge is $0, but we reserve the right to charge $15 per transfer for transfers in excess of 15 per **Contract year**.

[3] See the table below.

Length of Time From Each Premium Payment (Number of Years)	5-Year Value Endorsement (As a Percentage of Premium Withdrawn)	6-Year Value Endorsement (As a Percentage of Premium Withdrawn)	7-Year Value Endorsement (As a Percentage of Premium Withdrawn)
0	7%	7%	8%
1	6%	6%	7%
2	5%	5%	6%
3	4%	4%	5%
4	3%	3%	4%
5	0%	2%	3%
6	0%	0%	2%
7+	0%	0%	0%

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).

If you choose to purchase an optional benefit, you will pay additional charges, as shown below. You may only add an optional benefit at the time of application.

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Page 13 of 23 Annual Contract Expenses Base Contract Maintenance Fee (Annual Rate)1 $40 1 This fee is collected on a quarterly basis (10 dollars per quarter) at the beginning of each Contract quarter, on or before the maturity date, and on full surrender. If your accumulation value or net premium is greater than $50,000 at the beginning of Contract quarter, at the time of full surrender or on the maturity date, then we will not charge a Contract maintenance fee. Separate Account Annual Expenses (as a percentage of average accumulation value) Mortality & Expense Risk Charge 0.75% Asset Based Administration Charge 0.35% Total Separate Account Annual Expenses - No Optional Value Endorsement 1.10% 5-Year Optional Value Endorsement (Annual Expense Reduction) -.10% Total Separate Account Annual Expenses with 5-Year Optional Value Endorsement 1.00% 6-Year Optional Value Endorsement (Annual Expense Reduction) -.15% Total Separate Account Annual Expenses with 6-Year Optional Value Endorsement 0.95% 7-Year Optional Value Endorsement (Annual Expense Reduction) -.20% Total Separate Account Annual Expenses with 7-Year Optional Value Endorsement 0.90% Optional Death Benefits Return of Premium Death Benefit 0.25% Enhanced Death Benefit 0.55% Annual Fund Expenses The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to investment options available under the Contract, including their annual expenses, may be found at the back of this document in “Appendix – Separate Account Investment Options.” Lowest Highest Expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses (before reimbursements and/or fee waivers) as of 12/31/2021 0.48% 2.07% Expenses after reimbursements and/or fee waivers as of 12/31/2021 0.48% 2.02%1 1 The Expenses after reimbursements and/or fee waivers as of 12/31/2022 line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce the Annual Portfolio Operating Expenses and will continue for at least one year from the date of this prospectus.

Page 14 of 23 Examples The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual portfolio expenses. The examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be: Example 1: This example assumes the highest charges that can be imposed once the Contract is issued (i.e., 1.65% base contract expenses and $40 annual contract expenses), the Enhanced Death Benefit and the highest level of portfolio expenses (without waiver of fees or expenses), without the Optional Value Endorsement. Whether or not you surrender or annuitize your Contract at the end of the applicable time period: 1 Year 3 Years 5 Years 10 Years $3,784 $11,492 $19,392 $40,016 Example 2: This example assumes the highest charges that can be imposed once the Contract is issued (i.e., 1.55% base contract expenses and $40 annual contract expenses) highest level of portfolio expenses (without waivers of fees or expenses), with the Optional 5-Year Value Endorsement and the Enhanced Death Benefit. (1) If you surrender or annuitize your Contract at the end of the applicable time period: 1 Year 3 Years 5 Years 10 Years $9,985 $15,703 $21,623 $39,149 (2) If you do NOT surrender your Contract: 1 Year 3 Years 5 Years 10 Years $3,685 $11,203 $18,923 $39,149 Example 3: This example assumes the lowest level of portfolio expenses (without waivers of fees or expenses), with the Optional 7-Year Value Endorsement and Enhanced Death Benefit (i.e., 1.45% base contract expenses and $40 annual contract expenses). (1) If you surrender or annuitize your Contract at the end of the applicable time period: 1 Year 3 Years 5 Years 10 Years $9,200 $11,584 $14,224 $22,958 (2) If you do NOT surrender your Contract: 1 Year 3 Years 5 Years 10 Years $2,000 $6,184 $10,624 $22,958 Example 4: This example assumes the lowest level of portfolio expenses (without waivers of fees or expenses), the return of premium death benefit, and without the Optional Value Endorsement (i.e., 1.35% base contract expenses and $40 annual contract maintenance fee). Whether or not you surrender or annuitize your Contract at the end of the applicable time period: 1 Year 3 Years 5 Years 10 Years $1,900 $5,878 $10,110 $21,904 The examples do not reflect state premium taxes (which may range up to 3.5%, depending on the jurisdiction). These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lower than those shown. The assumed 5% annual rate of return is purely hypothetical; past or future returns may be greater or less than the assumed hypothetical return.

Appendix – Portfolio companies available under the contract

The following is a list of **investment options** available under the Contract. More information about the **investment options** is available in the prospectuses for the investment options, which may be amended from time to time and can be found online at www.srslivewell.com/prospectus. You can also request this information at no cost by calling 866-747-3421 or by sending an email request to SecuritiesPI@sfgmembers.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund's past performance is not necessarily an indication of future performance.

Type	Portfolio Company and Advisor/ Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/22)		
			1-Year Return	5-Year Return	10-Year Return
Asset Allocation	AB VPS Dynamic Asset Allocation B[2,5] AllianceBernstein	1.07	-18.68	-0.10	3.07
Small Company	AB VPS Small Cap Growth B[2,3] AllianceBernstein	1.15	-39.26	6.51	10.56
Growth	AB VPS Small/Mid Cap Value B AllianceBernstein	1.05	-15.82	3.62	9.06
Aggressive Growth	Alger Capital Appreciation S Alger	1.16	-36.69	7.15	11.60
Specialty - Natural Resources	ALPS/Alerian Energy Infrastructure III[2] ALPS	1.30	17.32	3.38	
Growth and Income	ALPS/Red Rocks Global Opportunity III[2] ALPS	1.75	-28.91	3.32	
Balanced	American Century VP Balanced II[2] American Century Investments	1.06	-17.47	4.18	6.38
Growth and Income	American Century VP Discplnd Cor Val II American Century Investments	0.95	-12.83	6.59	10.37
Government Bond - Treasury	American Century VP Inflation Prot II American Century Investments	0.71	-13.08	1.38	0.67
Growth	American Century VP Mid Cap Value II American Century Investments	1.00	-1.38	6.61	10.84
Growth	American Century VP Ultra® II[2] American Century Investments	0.91	-32.46	10.94	13.95
Growth	American Century VP Value II[2] American Century Investments	0.86	0.31	7.68	10.41
Asset Allocation	American Funds IS® Asset Allocation 4 American Funds	0.80	-13.66	5.06	7.87
Balanced	American Funds IS® Global Balanced 4[4] American Funds	1.01	-14.73	3.13	5.12
Growth	American Funds IS® Capital Inc Builder®4[2] American Funds	0.77	-7.37	3.83	

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Type	Portfolio Company and Advisor/ Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/22)		
			1-Year Return	5-Year Return	10-Year Return
World Stock	American Funds IS® Capital Wld Gr&Inc 4 American Funds	0.92	-17.57	3.83	7.53
World Stock	American Funds IS® Global Growth 4 American Funds	1.06	-24.92	6.80	9.92
Small Company	American Funds IS® Global Small Cap 4 American Funds	1.15	-29.69	2.54	6.58
Growth	American Funds IS® Growth 4 American Funds	0.85	-30.11	10.86	13.38
Growth and Income	American Funds IS® Growth-Income 4 American Funds	0.79	-16.71	7.56	11.28
Foreign Stock	American Funds IS® International 4 American Funds	1.04	-21.02	-1.29	3.67
Foreign Stock	American Funds IS® Intl Gr And Inc 4[2] American Funds	1.03	-15.52	0.35	3.37
Growth	American Funds IS® New World 4[2] American Funds	1.07	-22.25	2.07	4.02
Corporate Bond - General	American Funds IS® The Bond Fd of Amer 4[4] American Funds	0.70	-12.75	0.51	1.12
Government Bond - General	American Funds IS® Ultra-Short Bond 4 American Funds	0.81	0.83	0.47	0.06
Corporate Bond - High Quality	American Funds IS® US Government Secs 4[2] American Funds	0.72	-11.20	0.37	0.70
Growth and Income	American Funds IS® Washington Mut Inv 4[2] American Funds	0.77	-8.69	6.84	11.08
Asset Allocation	BlackRock 60/40 Trgt Allc ETF VI III[2] BlackRock	0.63	-15.04	4.52	
Growth	BlackRock Advantage Lg Cp Cor V.I. III[2,3] BlackRock	0.83	-20.16	8.22	11.56
Growth and Income	BlackRock Basic Value V.I. 3[2] BlackRock	0.99	-5.12	6.15	9.27
Growth	BlackRock Capital Appreciation V.I. III[3] BlackRock	1.05	-37.81	7.40	11.35
Equity-Income	BlackRock Equity Dividend V.I. III[2] BlackRock	0.91	-4.10	7.11	9.85
Asset Allocation	BlackRock Global Allocation V.I. III[2] BlackRock	1.00	-16.07	3.25	4.80
Growth	BlackRock Large Cap Focus Gr V.I. III[2] BlackRock	1.02	-38.25	7.24	11.89
Growth and Income	Calvert VP S&P 500 Index[2,3] Calvert Research and Management	0.28	-18.34	9.12	12.20
Balanced	Calvert VP SRI Balanced F Calvert Research and Management	0.88	-15.47	6.13	7.26
Growth	Calvert VP SRI Mid Cap Calvert Research and Management	0.96	-19.49	5.47	7.82

Page 16 of 23

Growth	ClearBridge Variable Aggressive Gr II[3] Franklin Templeton Investments	1.08	-26.59	1.64	8.22
Equity-Income	ClearBridge Variable Dividend Strat II Franklin Templeton Investments	0.99	-8.23	9.29	11.25
Growth	ClearBridge Variable Large Cap Growth II Franklin Templeton Investments	0.99	-32.42	7.12	12.49
Growth	ClearBridge Variable Mid Cap II Franklin Templeton Investments	1.07	-25.50	4.95	8.95
Small Company	ClearBridge Variable Small Cap Growth II Franklin Templeton Investments	1.05	-29.01	8.28	10.95
Growth and Income	Columbia VP Contrarian Core 2[2] Columbia Threadneedle	0.93	-18.85	8.17	11.84
Equity-Income	Columbia VP Dividend Opportunity 2[2] Columbia Threadneedle	0.96	-1.39	7.82	9.79
Diversified Emerging Markets	Columbia VP Emerging Markets 2[2] Columbia Threadneedle	1.37	-33.07	-3.27	1.29
Diversified Emerging Markets	Columbia VP Emerging Markets Bond 2 Columbia Threadneedle	1.01	-16.16	-1.87	0.43
Corporate Bond - High Yield	Columbia VP High Yield Bond 2[2] Columbia Threadneedle	0.91	-10.78	2.14	3.61
Growth	Columbia VP Select Large Cap Value 2 Columbia Threadneedle	0.93	-2.06	7.84	11.83
Growth	Columbia VP Select Mid Cap Value 2[4] Columbia Threadneedle	1.08	-9.66	7.74	10.60
Specialty - Technology	Columbia VP Seligman Global Tech 2[2] Columbia Threadneedle	1.23	-31.86	14.35	18.39
Growth	Columbia VP Small Cap Value 2[4] Columbia Threadneedle	1.22	-8.97	4.74	9.45
Multisector Bond	Columbia VP Strategic Income 2[2] Columbia Threadneedle	0.93	-11.52	0.98	2.10
Government Bond - Mortgage	Columbia VP US Government Mortgage 2 Columbia Threadneedle	0.70	-14.32	-0.81	0.59
Growth and Income	Delaware Ivy VIP Asset Strategy II[2,3] Delaware Funds by Macquarie	0.87	-14.71	4.32	4.46
Balanced	Delaware Ivy VIP Balanced II[3] Delaware Funds by Macquarie	1.00	-16.10	5.57	7.05
Specialty - Natural Resources	Delaware Ivy VIP Energy II[3] Delaware Funds by Macquarie	1.22	50.41	-1.66	-0.39
Foreign Stock	Delaware Ivy VIP Global Growth II[2,3] Delaware Funds by Macquarie	1.13	-17.49	6.72	7.60
Growth	Delaware Ivy VIP Growth II[3] Delaware Funds by Macquarie	0.99	-27.24	11.53	13.96
Corporate Bond - High Yield	Delaware Ivy VIP High Income II[3] Delaware Funds by Macquarie	0.95	-11.12	1.70	3.56
Foreign Stock	Delaware Ivy VIP International Cor Eq II[3] Delaware Funds by Macquarie	1.16	-14.32	0.45	4.80
Growth	Delaware Ivy VIP Mid Cap Growth II[2,3] Delaware Funds by Macquarie	1.10	-30.78	10.59	11.39

Page 17 of 23

Type	Portfolio Company and Advisor/ Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/22)		
			1-Year Return	5-Year Return	10-Year Return
Specialty - Natural Resources	Delaware Ivy VIP Natural Resources II[3] Delaware Funds by Macquarie	1.21	17.72	1.98	0.23
Specialty - Technology	Delaware Ivy VIP Science and Tech II[3] Delaware Funds by Macquarie	1.14	-31.83	8.53	12.18
Small Company	Delaware Ivy VIP Small Cap Growth II[3] Delaware Funds by Macquarie	1.14	-26.83	4.38	8.83
Growth	Delaware Ivy VIP Smid Cap Core II[3] Delaware Funds by Macquarie	1.17	-14.84	4.14	9.25
Growth	Delaware VIP Global Value Equity II[3] Delaware Funds by Macquarie	1.01	-11.32	3.08	7.21
World Stock	Delaware VIP International Ser Std[2,3] Delaware Funds by Macquarie	0.86	-17.33	0.76	4.12
Growth	Delaware VIP Opp Ser Standard[3] Delaware Funds by Macquarie	0.83	-13.68	5.33	9.38
Growth	Delaware VIP Total Return Ser Std[3] Delaware Funds by Macquarie	0.83	-10.56	2.89	5.30
Equity-Income	Donoghue Forlines Dividend VIT 1[3] Donoghue Forlines LLC	2.00	-10.35	-0.64	2.89
Asset Allocation	DWS Alternative Asset Allocation VIP B DWS	1.26	-7.74	2.50	2.14
Growth	DWS CROCI US VIP B[3] DWS	0.97	-15.67	1.99	5.59
Growth	DWS Equity 500 Index VIP B[2] DWS	0.64	-18.62	8.75	11.90
Small Company	DWS Global Small Cap VIP B[3] DWS	1.09	-24.22	-0.51	4.46
Corporate Bond - High Yield	DWS High Income VIP B DWS	1.10	-9.38	2.21	3.37
Small Company	DWS Small Cap Index VIP B DWS	0.68	-20.89	3.54	8.46
Growth	DWS Small Mid Cap Value VIP B[2,3] DWS	1.20	-16.14	1.77	6.84
Income	Eaton Vance VT Floating-Rate Inc Init Eaton Vance	1.18	-2.71	1.93	2.52
Corporate Bond - High Yield	Federated Hermes High Income Bond II S[2] Federated	1.07	-11.92	1.35	3.33
Growth	Federated Hermes Kaufmann II S Federated	1.75	-30.26	4.85	10.53
Growth and Income	Federated Hermes Managed Volatility II S Federated	1.21	-14.00	2.32	5.12
Growth	Fidelity® VIP Contrafund Service 2 Fidelity Investments	0.85	-26.49	8.39	11.15
Diversified Emerging Markets	Fidelity® VIP Emerging Markets Service 2 Fidelity Investments	1.16	-20.37	1.46	4.35

Page 18 of 23

Specialty - Natural Resources	Fidelity® VIP Energy Service 2[4] Fidelity Investments	0.90	62.87	6.94	4.54
Growth and Income	Fidelity® VIP FundsManager 50% Service 2[2] Fidelity Investments	0.85	-14.04	3.68	5.53
Growth and Income	Fidelity® VIP FundsManager 70% Service 2[2] Fidelity Investments	0.93	-15.79	4.79	7.28
Growth and Income	Fidelity® VIP FundsManager 85% Service 2[2] Fidelity Investments	0.97	-17.19	5.55	8.61
Money Mkt - Government	Fidelity® VIP Government MMKT Service 2[1] Fidelity Investments	0.48	1.28	0.94	0.52
Growth	Fidelity® VIP Growth Opportunities Svc 2 Fidelity Investments	0.88	-38.32	12.80	14.81
Growth and Income	Fidelity® VIP High Income Service 2[3] Fidelity Investments	0.92	-11.67	0.86	2.71
Foreign Stock	Fidelity® VIP Intl Capital Apprec Svc 2 Fidelity Investments	1.07	-26.57	3.03	6.98
Corporate Bond - General	Fidelity® VIP Investment Grade Bd Svc 2 Fidelity Investments	0.64	-13.21	0.38	1.28
Growth	Fidelity® VIP Mid Cap Service 2 Fidelity Investments	0.86	-14.97	5.68	9.69
Foreign Stock	Fidelity® VIP Overseas Service 2[3] Fidelity Investments	1.02	-24.68	2.35	5.48
Specialty - Real Estate	Fidelity® VIP Real Estate Service 2 Fidelity Investments	0.89	-27.69	1.45	4.85
Multisector Bond	Fidelity® VIP Strategic Income Service 2 Fidelity Investments	0.91	-11.52	1.09	2.20
Growth	Fidelity® VIP Value Strategies Service 2[3] Fidelity Investments	0.88	-7.35	8.10	9.94
Growth	Franklin DynaTech VIP Fund - Class 2 Franklin Templeton Investments	0.92	-39.96	6.45	9.88
Specialty - Real Estate	Franklin Global Real Estate VIP 2[4] Franklin Templeton Investments	1.25	-26.06	0.24	2.89
Growth and Income	Franklin Income VIP 2 Franklin Templeton Investments	0.72	-5.47	4.30	5.51
Growth and Income	Franklin Multi-Asst Dyn Mlt-Strat VIT II[3] Franklin Templeton Investments	1.27			
World Stock	Franklin Mutual Global Discovery VIP 2[3] Franklin Templeton Investments	1.23	-4.75	3.66	6.60
Growth	Franklin Mutual Shares VIP 2[3] Franklin Templeton Investments	0.98	-7.43	3.15	6.73
Growth and Income	Franklin Rising Dividends VIP 2 Franklin Templeton Investments	0.88	-10.57	10.04	11.86
Asset Allocation	Franklin VolSmart Allocation VIP 2[4] Franklin Templeton Investments	1.02	-12.13	5.78	
Small Company	Guggenheim Var Ser Q (Small Cap Value) Guggenheim Investments	1.13	-3.74	5.19	7.85
Growth and Income	Guggenheim VT Global Mgd Futures Strat Guggenheim Investments	1.77	11.28	2.54	1.75

Page 19 of 23

Type	Portfolio Company and Advisor/ Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/22)		
			1-Year Return	5-Year Return	10-Year Return
Growth	Guggenheim VT Long Short Equity Guggenheim Investments	1.60	-14.39	0.43	3.74
Growth	Guggenheim VT Multi-Hedge Strategies[2] Guggenheim Investments	2.02	-3.40	2.25	2.25
Foreign Stock	Invesco Oppenheimer VI Intl Gr II[2] Invesco	1.25	-27.16	-0.01	3.99
Growth	Invesco V.I. Discovery Mid Cap Growth II Invesco	1.08	-31.13	8.37	11.55
Small Company	Invesco V.I. Main Street Small Cap II Invesco	1.09	-16.04	6.74	10.60
Asset Allocation	Invesco VI Balanced-Risk Allocation II[2] Invesco	1.13	-14.52	1.94	3.29
Income	Invesco VI Core Plus Bond II[2] Invesco	0.87	-14.68	-0.04	1.87
Equity-Income	Invesco VI Diversified Dividend II Invesco	0.93	-1.92	5.97	9.53
Growth and Income	Invesco VI Equally Wtd S&P 500 II Invesco	0.60	-12.06	8.51	11.69
Equity-Income	Invesco VI Equity and Income II Invesco	0.80	-7.71	5.35	8.12
World Stock	Invesco VI Global II Invesco	1.03	-31.94	2.59	7.59
Growth	Invesco VI Main Street II Invesco	1.04	-20.31	6.89	10.49
Small Company	Invesco VI Small Cap Equity II Invesco	1.20	-20.73	5.27	8.05
Balanced	Janus Henderson VIT Balanced Svc Janus Henderson	0.86	-16.62	6.42	8.16
Growth	Janus Henderson VIT Enterprise Svc Janus Henderson	0.96	-16.15	9.35	13.10
Income	Janus Henderson VIT Flexible Bond Svc[2] Janus Henderson	0.82	-13.90	0.25	1.10
Specialty - Technology	Janus Henderson VIT Glb Tech&Innvt Svc Janus Henderson	0.97	-37.12	10.28	15.34
World Stock	Janus Henderson VIT Global Rsrch Svc Janus Henderson	1.02	-19.61	6.29	8.88
Growth	Janus Henderson VIT Mid Cap Value Svc Janus Henderson	0.92	-5.77	4.49	8.25
Foreign Stock	Janus Henderson VIT Overseas Svc Janus Henderson	1.12	-8.84	5.20	3.72
Growth	Janus Henderson VIT Research Svc[3] Janus Henderson	0.85	-30.06	7.90	11.16
Specialty - Financial	JHVIT Financial Industries II[2] John Hancock	1.09	-13.83	5.01	9.17

Page 20 of 23

Growth	JHVIT Fundamental All Cap Core II[3] John Hancock	0.95	-24.43	8.04	12.08
Growth and Income	JHVIT Select Bond II[2] John Hancock	0.84	-14.38	-0.14	0.92
Multisector Bond	JHVIT Strategic Income Opportunities II[2] John Hancock	0.95	-10.30	0.53	2.23
Asset Allocation	Lazard Ret Global Dyn Multi Asst Svc[2] Lazard	1.06	-17.38	0.52	4.55
Foreign Stock	Lazard Retirement International Eq Ser[2] Lazard	1.10	-15.01	0.28	3.41
Corporate Bond - High Yield	Lord Abbett Series Bond-Debenture VC Lord Abbett	0.89	-12.81	1.01	3.65
Growth	Lord Abbett Series Developing Growth VC[2,3] Lord Abbett	1.04	-35.98	8.23	10.86
Growth and Income	Lord Abbett Series Fundamental Eq VC[2] Lord Abbett	1.08	-11.97	4.94	8.82
Income	Lord Abbett Series Short Duration Inc VC Lord Abbett	0.83	-5.06	0.92	
Growth	MFS® VIT II Blended Rsrch Core Eq Svc[2] MFS	0.69	-16.20	8.11	11.48
Corporate Bond - General	MFS® VIT II Corporate Bond Service[2] MFS	0.88	-16.62	0.03	1.63
Diversified Emerging Markets	MFS® VIT II Emerging Markets Equity Svc[2] MFS	1.48	-19.94	-3.26	-0.27
Asset Allocation	MFS® VIT II Global Tactical Allc Svc[2] MFS	1.02	-7.44	1.83	3.54
Foreign Stock	MFS® VIT II International Intrs Val Svc[2] MFS	1.14	-23.75	2.77	7.56
Specialty - Technology	MFS® VIT II Technology Svc[2] MFS	1.12	-35.85	8.00	13.76
Specialty - Real Estate	MFS® VIT III Global Real Estate Service[2] MFS	1.17	-27.14	3.23	5.65
Growth	MFS® VIT New Discovery Svc[2] MFS	1.12	-29.99	7.53	9.71
Specialty - Utility	MFS® VIT Utilities Series Service[2] MFS	1.03	0.48	8.73	8.35
Growth and Income	PIMCO Dynamic Bond Adv PIMCO	1.11	-6.45	0.95	1.40
Growth and Income	PIMCO Glbl Mgd Ast Allc Ptf Adv[2] PIMCO	1.21	-18.40	3.43	3.02
Worldwide Bond	PIMCO Global Bond Opps (Unhedged) Adv[3] PIMCO	1.02	-11.09	-1.02	-0.41
Income	PIMCO Income Advisor PIMCO	0.92	-7.87	1.67	
Growth and Income	PIMCO International Bond (USD-Hdg) Adv PIMCO	1.01	-10.24	0.22	2.12
Growth and Income	PIMCO VIT All Asset Adv2 PIMCO	1.34	-11.87	3.12	3.15

Page 21 of 23

Type	Portfolio Company and Advisor/ Subadvisor	Current Expenses	Average Annual Total Returns (as of 12/31/22)		
			1-Year Return	5-Year Return	10-Year Return
Growth and Income	PIMCO VIT CommodityRealReturn® Strat Adv PIMCO	1.03	8.66	6.94	-1.66
Growth and Income	PIMCO VIT Emerging Markets Bond Adv PIMCO	1.12	-15.80	-0.95	0.87
Corporate Bond - High Yield	PIMCO VIT High Yield Adv PIMCO	0.87	-10.38	1.78	3.42
Growth and Income	PIMCO VIT Low Duration Adv PIMCO	0.75	-5.84	-0.02	0.32
Worldwide Bond	PIMCO VIT Real Return Adv PIMCO	0.77	-11.99	1.86	0.80
Corporate Bond - General	PIMCO VIT Short-Term Adv PIMCO	0.70	-0.25	1.16	1.25
Growth and Income	PIMCO VIT Total Return Adv PIMCO	0.75	-14.39	-0.28	0.82
Corporate Bond - General	Pioneer Bond VCT ll Amundi US	0.88	-14.46	0.04	1.43
Equity-Income	Pioneer Equity Income VCT II Amundi US	1.05	-7.94	5.62	10.17
Corporate Bond - High Yield	Pioneer High Yield VCT II[3] Amundi US	1.17	-11.44	0.89	3.11
Income	Pioneer Strategic Income VCT II[2,5] Amundi US	1.04	-12.84	0.45	1.71
Growth and Income	Pioneer VCT II Amundi US	1.04	-19.68	10.35	12.32
Growth	Principal Blue Chip 3[2] Principal Funds	1.05	-31.20		
Balanced	Principal Diversified Balanced 3 Principal Funds	0.64	-15.24	3.82	5.73
Growth	Principal Diversified Growth 3 Principal Funds	0.66	-15.84	4.90	7.17
Income	Principal Diversified Income 3 Principal Funds	0.62	-14.73	2.64	4.24
Equity-Income	Principal Equity Income 3 Principal Funds	0.87	-10.86	7.09	10.39
Growth	PSF Mid-Cap growth Portfolio II[3] PGIM Investments	1.05	-27.24	8.21	9.81
Specialty - Natural Resources	PSF Natural Resources Portfolio II[2,3] PGIM Investments	0.90	21.54	8.85	1.74
Growth	PSF PGIM Jennison Focused Blend Port II[3] PGIM Investments	1.24	-26.04	6.32	10.06
Small Company	Royce Capital Micro-Cap Svc[2,3] Royce Investment Partners	1.33	-22.65	6.01	5.46
Small Company	Royce Capital Small-Cap Svc[2] Royce Investment Partners	1.33	-9.41	3.16	6.07

Page 22 of 23

Specialty - Health	Rydex Var Biotechnology[3] Rydex Funds	1.69	-13.31	3.79	10.76
Growth	Rydex Var S&P 500 Pure Growth[5] Rydex Funds	1.60	-28.35	6.82	11.04
Growth	Rydex Var S&P MidCap 400 Pure Growth[3] Rydex Funds	1.60	-22.62	2.17	6.15
Growth	T. Rowe Price Blue Chip Growth Port II[2] T. Rowe Price	1.00	-38.66	4.89	11.40
Equity-Income	T. Rowe Price Equity Income Port II[4] T. Rowe Price	0.99	-3.59	6.77	9.41
Specialty - Health	T. Rowe Price Health Sciences Port II T. Rowe Price	1.19	-12.69	10.56	15.35
Growth	T. Rowe Price Mid-Cap Growth Port II[4] T. Rowe Price	1.09	-22.75	6.94	11.68
Diversified Emerging Markets	Templeton Developing Markets VIP 2 Franklin Templeton Investments	1.44	-21.98	-1.67	1.02
Foreign Stock	Templeton Foreign VIP 2[2] Franklin Templeton Investments	1.06	-7.61	-1.97	1.47
Income	Templeton Global Bond VIP 2[2] Franklin Templeton Investments	0.76	-4.95	-2.32	-0.78
Growth	VanEck VIP Global Resources Fund S VanEck	1.34	8.12	4.01	0.11
Growth and Income	Western Asset Core Plus VIT II Franklin Templeton Investments	0.78	-17.28	-0.80	1.47
Corporate Bond - High Yield	Western Asset Variable Glbl Hi Yld Bd II[5] Franklin Templeton Investments	1.07	-13.87	0.37	2.26

[1] During periods of low interest rates, the yields of the money market **investment option** may become extremely low and possibly negative.

[2] This **Investment Option** is subject to an expense reimbursement and/or fee waiver arrangement resulting in a temporary expense reduction, which is reflected in the table. See the Investment Option's prospectus for additional information.

[3] This **Investment Option** is closed to new investors.

[4] This **Investment Option** will be available beginning August 1, 2023.

[5] This **Investment Option** will be closed to new investors beginning August 1, 2023.

Page 23 of 23

Page 1 of 234932R REV 05-23 This Summary Prospectus incorporates by reference the LiveWell Variable Annuity Prospectus and Statement of Additional Information (SAI), both dated May 1, 2023, as amended and supplemented. The Statement of Additional Information (SAI) can provide you with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account C including more information about commissions and distribution expenses. A free copy of the SAI can be obtained by contacting your registered representative or by contacting our Customer Service Center at: P.O. Box 9261 Des Moines, Iowa, 50306-9261 Phone: (866) 747-3421 Facsimile: (866) 511-7038 Information about Midland National Life Insurance Company can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. EDGAR Contract Identifier: C000107223